-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A

                             AMENDMENT NO. 1 TO
                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 1998



                            HORIZON PHARMACIES, INC.
              (Exact name of registrant as specified in its charter)



         DELAWARE                     0-22403                  75-2441557
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)



        275 WEST PRINCETON DRIVE
             PRINCETON, TEXAS                                     75407
(Address of Principal Executive Offices)                        (Zip Code)



                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Filed herewith as a part of this report are the following combined financial statements for Stirniminn, Inc. d/b/a Kirkwood Pharmacy, Martin Drug Corporation d/b/a Interurban Pharmacy and Carlen Corporation d/b/a Briargrove Pharmacy: (i) audited Combined Balance Sheet at December 31, 1997 and audited Combined Statements of Income, Statements of Shareholders' Equity and Statements of Cash Flows for the year ended December 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Combined Balance Sheet at June 30, 1998, and unaudited Combined Statements of Income, unaudited Combined Statements of Shareholders' Equity, and unaudited Combined Statements of Cash Flows each for the six months ended June 30, 1998 and June 30, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (b)  PRO FORMA FINANCIAL INFORMATION.

     Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at June 30, 1998 and Pro Forma Combined Condensed Statements of Income for the six months ending June 30, 1998 and the year ended December 31, 1997, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

      Exhibit No.     Name of Exhibit
      -----------     ---------------
           23         Consent of Howard & Waltrip, P.C., Independent Auditors
                      (filed electronically herewith).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     REGISTRANT:

                                     HORIZON PHARMACIES, INC.


Date:  October 7, 1998               By: /s/ Ricky D. McCord
                                         ------------------------------------
                                         Ricky D. McCord, President

                       CARLEN CORPORATION-BRIARGROVE PHARMACY
                    MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
                         STIRNIMINN, INC-KIRKWOOD PHARMACY
                            COMBINED FINANCIAL STATEMENTS
                             YEAR ENDED DECEMBER 31, 1997
                        WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                September 24, 1998
Carlen Corporation-Briargrove Pharmacy
Martin Drug Corporation-Interurban Pharmacy
Stirniminn, Inc-Kirkwood Pharmacy


                        REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying combined balance sheet of Carlen Corporation-Briargrove Pharmacy, Martin Drug Corporation-Interurban Pharmacy, and Stirniminn, Inc-Kirkwood Pharmacy as of December 31, 1997, and the related combined statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Carlen Corporation-Briargrove Pharmacy, Martin Drug Corporation-Interurban Pharmacy, and Stirniminn, Inc-Kirkwood Pharmacy at December 31, 1997, and the results of its combined operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

                    CARLEN CORPORATION-BRIARGROVE PHARMACY
                 MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
                      STIRNIMINN, INC-KIRKWOOD PHARMACY
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1997



1. Summary of significant accounting policies

Organization

CARLEN CORPORATION-BRIARGROVE PHARMACY, MARTIN DRUG CORPORATION-INTERURBAN PHARMACY, and STIRNIMINN, INC-KIRKWOOD PHARMACY, three Texas corporations (the "Company"), own and operate retail pharmacies in Houston, Texas. Carlen Corporation-Briargrove Pharmacy has a fiscal year ended February 28, 1998. Martin Drug Corporation-Interurban Pharmacy and Stirniminn, Inc-Kirkwood Pharmacy each have a fiscal year ended December 31, 1997. The three corporations are owned by the same shareholder and the financial statements are combined for reporting purposes. The December 31, 1997 reporting period represents the majority of the combined entities.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

                    CARLEN CORPORATION-BRIARGROVE PHARMACY
                 MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
                      STIRNIMINN, INC-KIRKWOOD PHARMACY
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1997


2. Leases

The Company leases the retail store facilities. Rent expense for the year ended December 31, 1997 was $352,429. The leases were assumed or renegotiated by HORIZON Pharmacies, Inc., see note 4.

3.  Long term liabilities

Installment notes totaling approximately         $ 560,765
$9,000 per month.  Notes were paid
off at the time of purchase by HORIZON
Pharmacies, Inc.  See note 4.

Notes payable to shareholder                        64,565

Less current portion of long term debt             (93,106)
                                                 ----------

Total long term liabilities                      $ 532,224
                                                 ----------
                                                 ----------

4.  Subsequent events

On July 23, 24 and 25, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

CARLEN CORPORATION-BRIARGROVE PHARMACY
MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
STIRNIMINN, INC.-KIRKWOOD PHARMACY
COMBINED BALANCE SHEETS

                                             DECEMBER 31,   JUNE 30,
                                                1997          1998
                                             ----------    ---------
                                                          (Unaudited)
ASSETS
Current assets:
  Cash                                       $  100,412    $  124,428
  Accounts receivable-trade                     407,376       432,689
  Inventories, lower of cost or market        1,442,056     1,450,420
                                             ----------    ----------
          Total current assets                1,949,844     2,007,537

Fixed assets:
  Furniture and equipment                       502,214       502,214
  Automobiles                                   108,640       108,640
  Leasehold improvements                        156,461       156,461
  Accumulated depreciation                     (415,512)     (491,512)
                                             ----------    ----------
          Total net fixed assets                315,803       275,803

Other assets:
  Deposits                                        2,801         2,801
  Intangibles                                    71,078        71,078
  Accumulated amortization                      (22,100)      (24,600)
                                             ----------    ----------
          Total other assets                     51,779        49,279
                                             ----------    ----------
TOTAL ASSETS                                 $2,317,426    $2,332,619
                                             ----------    ----------
                                             ----------    ----------

CARLEN CORPORATION-BRIARGROVE PHARMACY
MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
STIRNIMINN, INC.-KIRKWOOD PHARMACY
COMBINED BALANCE SHEETS

                                                        DECEMBER 31,    JUNE 30,
                                                           1997           1998
                                                        ----------    -----------
                                                                      (Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable-trade                                $  676,757    $  693,676
  Accrued expenses                                          46,039        47,190
  Current portion-long term liabilities                     93,106        95,700
                                                        ----------    ----------
          Total current liabilities                        815,902       836,566

Long term liabilities
  Notes payable                                            560,765       518,708
  Shareholder payable                                       64,565        64,081
  Current portion-long term liabilities                    (93,106)      (95,700)
                                                        ----------    ----------
          Total long term liabilities                      532,224       487,088
                                                        ----------    ----------
Total liabilities                                        1,348,126     1,323,654
                                                        ----------    ----------
Shareholders' equity
  Capital stock                                              3,000         3,000
  Paid in capital                                          158,000       158,000
  Retained earnings                                        808,300       847,965
                                                        ----------    ----------
          Total shareholders' equity                       969,300     1,008,965
                                                        ----------    ----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                                  $2,317,426    $2,332,619
                                                        ----------    ----------
                                                        ----------    ----------


See accompanying notes.

CARLEN CORPORATION-BRIARGROVE PHARMACY
MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
STIRNIMINN, INC.-KIRKWOOD PHARMACY
COMBINED STATEMENTS OF INCOME


                                              YEAR          SIX MONTHS ENDED
                                              ENDED             JUNE 30,
                                           DECEMBER 31,  ----------------------
                                              1997          1997        1998
                                           ----------    ----------  ----------
                                                              (Unaudited)
Net sales                                  $9,232,167    $4,626,335  $4,806,992

Cost of sales                               6,532,946     3,273,727   3,401,565
                                           ----------    ----------  ----------

Gross profit                                2,699,221     1,352,608   1,405,427
                                           ----------    ----------  ----------

Operating expenses:
   Selling, general and administrative      2,469,368     1,234,684   1,285,747
   Depreciation and amortization               83,230        41,615      42,500
                                           ----------    ----------  ----------

      Total operating expenses              2,552,598     1,276,299   1,328,247

Income from operations                        146,624        76,309      77,180

Other income (expense):
   Other income                                 3,005         1,503       1,485
   Interest expense                           (57,805)      (28,903)    (32,000)
                                           ----------    ----------  ----------

      Total other income (expense)            (54,800)      (27,400)    (30,515)
                                           ----------    ----------  ----------

      Income before taxes                      91,824        48,909      46,665

      Federal income taxes                     38,164         7,336       7,000
                                           ----------    ----------  ----------

      Net income                              $53,660       $41,572     $39,665
                                           ----------    ----------  ----------
                                           ----------    ----------  ----------

See accompanying notes.

CARLEN CORPORATION-BRIARGROVE PHARMACY
MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
STIRNIMINN, INC.-KIRKWOOD PHARMACY
COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY


                                               YEAR          SIX MONTHS ENDED
                                               ENDED             JUNE 30,
                                            DECEMBER 31,   --------------------
                                               1997          1997        1998
                                             --------      --------    --------
                                                               (Unaudited)
Balance, Beginning of period                 $754,641      $754,641    $808,300

Net income                                     53,660        41,572      39,665
                                             --------      --------    --------

Balance, End of Period                       $808,300      $796,213    $847,965
                                             --------      --------    --------
                                             --------      --------    --------

See accompanying notes.

CARLEN CORPORATION-BRIARGROVE PHARMACY
MARTIN DRUG CORPORATION-INTERURBAN PHARMACY
STIRNIMINN, INC.-KIRKWOOD PHARMACY
COMBINED STATEMENTS OF CASH FLOWS


                                                   YEAR        SIX MONTHS ENDED
                                                   ENDED            JUNE 30,
                                                DECEMBER 31, --------------------
                                                   1997        1997        1998
                                                 --------    --------    --------
                                                                (Unaudited)
Operating activities:
  Net income                                     $ 53,660    $ 41,572    $ 39,665

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation and amortization                    83,230      41,615      42,500
  Change in operating assets and liabilities:
    Accounts receivable-trade                      27,642      13,856     (25,312)
    Inventories                                   (72,103)    (42,580)     (8,364)
    Prepaid income tax                             13,065       7,000           0
    Accounts payable-trade                         43,669      18,689      16,919
    Accrued expenses                              (43,280)    (23,586)      1,151
                                                 --------    --------    --------
Net cash provided by operating activities         105,883      56,566      66,559

Investing activities:
  Purchase of fixed assets                        (50,065)    (38,325)          0

Financing activities:
  Payments on notes/shareholder payable           (99,244)    (36,750)    (42,543)
                                                 --------    --------    --------
Net increase (decrease) in cash                   (43,426)    (18,509)     24,016

Cash at beginning of period                       143,838     143,838     100,412
                                                 --------    --------    --------
Cash at end of period                            $100,412    $125,329    $124,428
                                                 --------    --------    --------
                                                 --------    --------    --------

Supplemental disclosure of interest paid         $ 57,805    $ 28,903     $32,000
                                                 --------    --------    --------
                                                 --------    --------    --------

See accompanying notes.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 1998
(IN THOUSANDS)

                                                  Company          Houston
ASSETS                                           Historical      Stores (Note)     Pro Forma
                                                 ----------      -------------     ---------
Current assets:
   Cash                                           $ 6,517          ($1,115)         $ 5,402
   Accounts receivable                              5,805                             5,805
   Inventories                                     11,504            1,443           12,947
   Other                                              302                               302
                                                  -------           ------          -------
      Total current assets                         24,128              328           24,456

Property and equipment, net                         2,731              115            2,846

Intangibles, net                                    5,036              864            5,900
                                                  -------           ------          -------
Total assets                                      $31,895           $1,307          $33,202
                                                  -------           ------          -------
                                                  -------           ------          -------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                               $ 4,006                           $ 4,006
   Accrued liabilities                                738                               738
   Notes payable                                      233                               233
   Current portion of long-term obligations         1,054           $  100            1,154
                                                  -------           ------          -------
      Total currrent liabilities                    6,031              100            6,131

Long-term obligations                               5,345                             5,345

Deferred income taxes                                 157                               157

Shareholder's equity:
   Common stock                                        54                                54
   Additional paid-in capital                      19,608            1,207           20,815
   Retained earnings                                  770                               770
   Treasury stock                                     (70)                              (70)
                                                  -------           ------          -------
      Total shareholders' equity                   20,362            1,207           21,569
                                                  -------           ------          -------
Total liabilities and shareholders' equity        $31,895           $1,307          $33,202
                                                  -------           ------          -------
                                                  -------           ------          -------

Note: The three Houston Stores were acquired in July 1998 for a total consideration of $2,422 financed by a note payable of $100, stock of $1,207 and cash of $1,115 and are included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                  Historical
                                              ----------------------
                                                             Houston        Pro Forma
                                              Company         Stores        Adjustments       Pro Forma
                                              -------         ------        -----------       ---------
Net revenues                                  $28,689         $4,807                         $   33,496

Costs and expenses:
   Cost of sales and services                  19,648          3,402                             23,050
   Depreciation and amortization                  330             43            (43) (1)            356
                                                                                 26  (1)
   Selling, general and administrative          7,744          1,285            (10) (3)          9,019
                                              -------         ------           ----          ----------
Total costs and expenses                       27,722          4,730            (27)             32,425
                                              -------         ------           ----          ----------
Income from operations                            967             77             27               1,071

Interest expense and other, net                   153             30            (32) (2)            153
                                                                                  2  (2)
                                              -------         ------           ----          ----------
Income before income taxes                        814             47             57                 918

Provision for income taxes                        322              7             38  (4)            367
                                              -------         ------           ----          ----------
Net income                                    $   492         $   40           $ 19          $      551
                                              -------         ------           ----          ----------
                                              -------         ------           ----          ----------
Basic earnings per share                                                                     $     0.12
                                                                                             ----------
                                                                                             ----------
Shares used in computation of basic earnings per share                                        4,671,635
                                                                                             ----------
                                                                                             ----------
Diluted earnings per share                                                                   $     0.11
                                                                                             ----------
                                                                                             ----------
Shares used in computation of diluted earnings per share                                      4,944,572
                                                                                             ----------
                                                                                             ----------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                   Historical
                                              -----------------------
                                                              Houston       Pro Forma
                                              Company         Stores        Adjustments    Pro Forma
                                              -------         -------       -----------    ---------
Net revenues                                  $28,430         $9,232                       $   37,662

Costs and expenses:

   Cost of sales and services                  19,132          6,533                           25,665
   Depreciation and amortization                  330             83            (83) (1)          382
                                                                                 52  (1)
   Selling, general and administrative          7,943          2,469            (20) (3)       10,392
                                              -------         ------           ----        ----------
Total costs and expenses                       27,405          9,085            (51)           36,439
                                              -------         ------           ----        ----------
Income from operations                          1,025            147             51             1,223

Interest expense and other, net                   218             55            (58) (2)          221
                                                                                  6  (2)
                                              -------         ------           ----        ----------
Income before income taxes                        807             92            103             1,002

Provision for income taxes                        480 *           38             33  (4)          551
                                              -------         ------           ----        ----------
Net income                                    $   327         $   54           $ 70        $      451
                                              -------         ------           ----        ----------
                                              -------         ------           ----        ----------

Basic earnings per share                                                                   $     0.16
                                                                                           ----------
                                                                                           ----------
Shares used in computation of basic earnings per share                                      2,854,006
                                                                                           ----------
                                                                                           ----------
Diluted earnings per share                                                                 $     0.15
                                                                                           ----------
                                                                                           ----------
Shares used in computation of diluted earnings per share                                    2,949,574
                                                                                           ----------
                                                                                           ----------

* Includes $170 deferred income taxes resulting from change in tax status.

ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS
(Dollars in Thousands)

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired stores:

Eliminate historical depreciation and amortization:
     Twelve months ended December 31, 1997:                                         $ 83
     Six months ended June 30, 1998:                                                  43

Provide depreciation and amortization on acquired bases in equipment and intangibles:
     Equipment - 7 year life - purchase price allocated                              115
     Intangibles - 6 to 40 year life - purchase price allocated                      864

Twelve months ended December 31, 1997:
     Depreciation of equipment                                                        16
     Amortization of intangibles                                                      36
                                                                                    ----
         Total                                                                        52

Six months ended June 30, 1998:
     Depreciation of equipment                                                         8
     Amortization of intangibles                                                      18
                                                                                    ----
         Total                                                                        26

(2)  Adjust interest expense:

Eliminate historical interest expense
     Twelve months ended December 31, 1997:                                           58
     Six months ended June 30, 1998:                                                  32

Provide for interest expense on debt issued in acquisition:
     Debt                                                                            100
     Interest rate                                                                  8.00%

     Twelve months ended December 31, 1997:                                            6
     Six months ended June 30, 1998:                                                   2


(3)  Decrease previous Officer Salary to new contract with Horizon:

     Twelve months ended December 31, 1997:                                           20
     Six months ended June 30, 1998:                                                  10

(4) Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for 1998) for acquisition adjustments and historical income:

     Twelve months ended December 31, 1997:                                           33
     Six months ended June 30, 1998:                                                  38